                                                                 Exhibit 10.4(b)


                               REPUBLIC OF PANAMA
                               PROVINCE OF PANAMA

                        TWENTIETH NOTARY FOR THE CIRCUIT

                          Attorney Plinio F. Valdes F.
                                Twentieth Notary


COPY
PUBLIC DOCUMENT No.12146 OF December 20, 1999.

By which:

         Whereby the corporation denominated PRICESMART, INC. declares that some mortgage and antichresis liens established in its favor by the corporation denominated PB REAL ESTATE, S.A. have been cancelled; the banking entity denominated THE CHASE MANHATTAN BANK formalizes with the referred PB REAL ESTATE, S.A. corporation an agreement for line of credit convertible in guaranteed loan with First Mortgage and Antichresis on farms Nos.: 1) 41,054; 2) 41,055; 3) 41,056; 4) 41,057; 5) 41,058; 6) 41,059; 7) 41,060; 8) 41,061; 9)
41,062; 10) 41, 063; 11) 41,064; 12) 41,065; 13) 41,066; 14) 41,067; 15) 41,069;
16) 41,069; 17) 41,070; 18) 41,071; 19) 41,072; 20) 41,073; 21) 41,074; 22)
41,075; 23) 41,076; 24) 41,077; 25) 41,078; 26) 41,079; 27) 41,080; 28) 41,081;
29) 41,082; 30) 41,093; 31) 41,084; 32) 41,085; 33) 41,086; 34) 41,087; 35)
41,088; 36) 41,089; 37) 41,090; 38) 41,091; 39) 41,092; 40) 41,093; 41) 41,094
and 42) 41,095.

                               REPUBLIC OF PANAMA
                                 NOTARIAL PAPER

                   TWENTIETH NOTARY FOR THE CIRCUIT OF PANAMA

PUBLIC DOCUMENT NUMBER TWELVE THOUSAND ONE HUNDRED AND FORTY-SIX--------------------------------------(12146)--------------------------
By which the corporation denominated PRICESMART, INC. declares that some mortgage and antithetic liens established in its favor by the corporation denominated PB REAL ESTATE, S.A. have been cancelled; the banking entity denominated THE CHASE MANHATTAN BANK formalizes with the referred PB REAL ESTATE, S.A. corporation an agreement for line of credit convertible in guaranteed loan with First Mortgage and Antichresis on farms Nos.: 1) 41,054; 2) 41,055; 3) 41,056; 4) 41,057; 5) 41,058; 6) 41,059; 7) 41,060; 8) 41,061; 9)
41,062; 10) 41, 063; 11) 41,064; 12) 41,065; 13) 41,066; 14) 41,067; 15) 41,069;
16) 41,069; 17) 41,070; 18) 41,071; 19) 41,072; 20) 41,073; 21) 41,074; 22)
41,075; 23) 41,076; 24) 41,077; 25) 41,078; 26) 41,079; 27) 41,080; 28) 41,081;
29) 41,082; 30) 41,093; 31) 41,084; 32) 41,085; 33) 41,086; 34) 41,087; 35)
41,088; 36) 41,089; 37) 41,090; 38) 41,091; 39) 41,092; 40) 41,093; 41) 41,094
and 42) 41,095.-----------------------------------------------------------------
-----------------------------Panama, December 20, 1999--------------------------

********************************************************************************

In the city of Panama, Capital of the Republic and Head of the Notarial Circuit under the same name, on the twentieth (20th) day of the month of December of nineteen hundred and ninety-nine (1999), before me, PLINIO FRANCISCO VALDES, Twentieth Public Notary of the Circuit of Panama, with personal Identification Card number eight-two hundred and eighty-nine-three hundred and eighty (8-289-380),--------------------------------------------------------------------
Mr. JESUS ERNESTO GRIJALVA, male, Northamerican citizen, married, attorney, in transit in this city, bearer of northamerican passport zero three seven zero zero two six eight nine (037002689) made a personal appearance, who manifests he knows the Spanish language, reason why he does not require the assistance of an authorized public translator for this act, and who declares he is acting in representation of PRICESMART, INC., corporation, established and existing according to the laws of the State of Delaware, United States of North America, according to what is recorded in certification issued by the Secretary of State of the State of Delaware, United States of North America, which has been presented to me duly translated to the Spanish language by an authorized public translator and legalized by Apostille, with faculties for this act according to record of power that has been given to me duly translated into the Spanish language and legalized by the Consul of Panama in San Diego, California, United States of America and by the Minister for Foreign Relations of Panama for its recording in the protocol in this public document, on one part, from now on identified as THE MORTGAGEE, person known to me and who requested that I record the following:------------------------------------------------------------------

-----------------------------CANCELLATION OF LIENS------------------------------

ONE: The MORTGAGEE declares that by means of public document number seven thousand five hundred and forty-one (7541), dated the twenty-fourth (24th) of September of nineteen hundred and ninety-eight (1998), granted by the Twentieth notary of the Circuit of Panama, formalized a Loan Agreement and Line of Credit, with the corporation denominated PRICE COSTCO DE PANAMA, S.A. up to the sum of Five Million Eight Hundred and seventy-five Thousand Dollars (US$5,875,000.00) legal currency of the United States of America, that were guaranteed by PB REAL ESTATE, S.A. corporation with First Mortgage and Antichresis on the Forty-two
(42) Farms that are described bellow: 1) forty one thousand fifty-four (41,054);
2) forty-one thousand fifty-five (41,055); 3) forty-one thousand fifty-six (41,056); 4) forty-one thousand fifty-seven (41,057); 5) forty-one thousand fifty-eight (41,058); 6) forty-one thousand fifty-nine (41,059); 7) forty-one thousand and sixty (41,060); 8) forty-one thousand and sixty-one (41,061); 9) forty-one thousand and sixty-two (41,062); 10) forty-one thousand and sixty-three (41,063); 11) forty-one thousand and sixty-four (41,064); 12) forty-one thousand and sixty-five (41,065); 13) forty-one thousand and sixty-six (41,066); 14) forty-one thousand and sixty-seven (41,067); 15) forty-one thousand and sixty-eight (41,068); 16) forty-one thousand and sixty-nine (41,069); 17) forty-one thousand and seventy (41,070); 18) forty-one thousand


================================================================================
and seventy-one (41,071); 19) forty-one thousand and seventy-two (41,072); 20) forty-one thousand and seventy-three (41,073); 21) forty-one thousand and seventy-four (41,074); 22) forty-one thousand and seventy-five (41,075); 23) forty-one thousand and seventy-six (41,076); 24) forty-one thousand and seventy-seven (41,077); 25) forty-one thousand and seventy-eight (41,078); 26) forty-one thousand and seventy-nine (41,079); 27) forty-one thousand and eighty (41,080); 28) forty-one thousand and eighty-one (41,081); 29) forty-one thousand and eighty-two (41,082); 30) forty-one thousand and eighty-three (41,083); 31) forty-one thousand and eighty-four (41,084); 32) forty-one thousand and eighty-five (41,085); 33) forty-one thousand and eighty-six (41,086); 34) forty-one thousand and eighty-seven (41,087); 35) forty-one thousand and eighty-eight (41,088); 36) forty-one thousand and eight-nine (41,089); 37) forty-one thousand and ninety (41,090); 38) forty-one thousand and ninety-one (41,091); 39) forty-one thousand and ninety-two (41,092); 40) forty-one thousand and ninety-three (41,093); 41) forty-one thousand and ninety-four (41,094); 42) forty-one thousand and ninety-five (41,095); all inscribed on Roll six thousand and one (6001), Document one (1), entry one (1) of the Section for Horizontal Property, Province of Panama of the Public Registration Office, just as is inscribed in the Public Registry in File two hundred thousand seven hundred and forty (200,740), Additional Page seven thousand nine hundred and forty-fine
(7949), Document one (1),Section for Microfilms (Mortgages and Antichresis). -------------TWO: MORTGAGEE declares that he hereby cancels the First Mortgage and Antichresis that weighs on the farms described in the previous clause, with the intention that the same can be granted in First Mortgage and Antichresis in favor of the banking entity denominated THE CHASE MANHATTAN BANK, as long as, with the product of the loan that the mentioned banking entity has granted to PB REAL ESTATE, S.A. by means of public document the loan that it granted to the referred corporation is cancelled in favor of the MORTGAGEE, according to what has been indicated in clause One of this part of this public document. ---------

================================================================================

Making an appearance in this condition are Messrs. HOMERO EDUARDO VELASQUEZ DORAN, male, Panamanian, of legal age, married, banker, from the vicinity of this city, bearer of personal identification card number eight-one hundred and sixty-six-eight hundred and fifty-one (8-166-851), acting in his condition as Universal Agent of THE CHASE MANHATTAN BANK, just as is recorded in the Public Registry, Section for Microfilms (Mercantile) in File SE-seven hundred and fifty-four (SE754), Roll fifty thousand four hundred and forty-three (50,443), Image zero zero thirty-four (0034), who from now on will be denominated THE BANK, for one party and, for the other party, RAFAEL ERNESTO BARCENAS PEREZ, male, citizen of Panama, of legal age, married, businessman, from the vicinity of this city, bearer of personal identification card number eight-one hundred and twenty-eight-three hundred and fifty-four (8-128-354), who manifests he is acting in the name and representation of the corporation denominated PB REAL ESTATE, S.A., inscribed in the Public Registry in File three hundred and thirty-one thousand three hundred and fifty (331,350), Roll fifty-four thousand six hundred and sixteen (54,616), Image forty-one (41), duly authorized for this act according to record in these minutes of the Board of Directors of the referred corporation, that is given to me for its incorporation into this public document, from now on identified as THE DEBTOR, person whom I know and who requested that I record the following:-----------------

================================================================================

---II. AGREEMENT FOR LINE OF CREDIT CONVERTIBLE INTO A LOAN-------- ONE:
(AMOUNT): The BANK declares that it has made available to the DEBTOR a credit facility consisting of an account or line of credit for the sum of ELEVEN MILLION THREE HUNDRED THOUSAND DOLLARS (US$11,300,000.00) legal currency of the United States of America, that the DEBTOR declares he has accepted and received from the BANK and, consequently, owing it, the sum of THREE MILLION DOLLARS (US$3,000,000.00) legal currency of the United States of America.-------- TWO:
(USE OF FUNDS): The DEBTOR is bound to use the funds object of the account or line of credit referred to in the previous clause for the following purpose: a)

The sum of Three Million Dollars (US$3,000,000.00) legal currency of the United States of America, that in the previous clause the DEBTOR has acknowledged he has received from the BANK, to finance the construction of some betterments in the store constructed in the area of El Dorado, in the City of Panama; b) The sum of THREE MILLION SEVEN HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS (us$3,725,000.00) LEGAL CURRENCY OF THE United States of America, for the acquisition of a parcel of land in the City of David, Province of Chiriqui and the construction of its improvements, consisting of a store on the mentioned parcel of land. In spite of the above, the parties agree that from the referred facility for credit, the DEBTOR may only use the mentioned THREE MILLION SEVEN HUNDRED AND TWENTY-FIVE THOUSAND DOLLARS (US$3,725,000.00) legal currency of the United States of America, after the DEBTOR has granted a First Mortgage and Antichresis in favor of the BANK on the land of the City of David, as soon as the DEBTOR acquires its property and c) The difference of the amount of the loan, to cancel the balance owed to PRICEMART, INC., at the moment of the inscription of this public document, product of the loan referred to in the First (I) part of this public document---------------THREE: (TERM) The parties agree that the credit facility referred to in the previous clause will be managed under the figure of an account or line of credit up to a term of ten
(10) months, as of the date of the signature of this public document, but, in no case, after the thirty-first (31st) of October of the year two thousand (2,000). Once the mentioned date has passed, the monies disbursed by the BANK to the DEBTOR in virtue of the use of the account or line of credit they will be converted in a long term loan, for a term of five (5) years, as of the thirty-first (31st) of October of the year two thousand (2000). The difference of the amount of the account or line of credit that is not used by the DEBTOR upon expiration of the term referred to in this clause, will be credited by the BANK and made available to the DEBTOR in an account, registering the mentioned amount as a loan, also for a term of five (5) years, together with the sum of THREE MILLION DOLLARS (US$3,000,000.00) legal currency of the United States of America, that the DEBTOR has already used and that he accept owing to the

BANK in the First clause of this Second (II) part of this public document and together with the amount of the line of credit used to cancel the amount owed by the DEBTOR to PRICESMAR, INC.- ---------- FOUR: (INSTALLMENTS AND COMMISSION):
The DEBTOR declares that he is bound to cancel to the BANK, the total of the sums owed in virtue of being able to convert it into a loan, meaning, the sum of ELEVEN MILLION THREE HUNDRED THOUSAND DOLLARS (US$11,300,000.00) legal currency of the United States of America, by means of the payment of fifty-nine (59) consecutive monthly installments to capital, each one, for a sum of no less than ONE HUNDRED AND EIGHTY-EIGHT THOUSAND THREE HUNDRED AND THIRTY-THREE THOUSAND DOLLARS (US$188,333.000), legal currency of the United States of America, plus a final last installment for an amount of ONE HUNDRED AND EIGHTY-EIGHT THOUSAND THREE HUNDRED AND FIFTY-THREE DOLLARS (US$188,353.00), legal currency of the United States of America, all of them in concept of capital, plus interests and FECI, this last one equivalent to one percent (1%) corresponding to the state rate assigned to the Fondo Especial de Compensacion de Intereses (F.E.C.I.) (Special Fund for Compensation of Interests) under Law four (4) of nineteen hundred and ninety-four (1994).-------------- The payments referred to in this clause should be made on the twenty-fifth (25th) day of each month until the total cancellation of the debt, authorizing the BANK to debit it or any other amount of the current account it has in the BANK.---------- The DEBTOR by this means authorizes, the BANK, so that when it receives an installment in relation with the obligations that it contracts by this means in favor of the BANK, it may freely allocate, at its entire discretion, the respective installment on account of owed capital, with preference to the payment of the expired interests, that in that under this assumption would be pending payment by the DEBTOR.---------- In the case of payment arrears of the installments to capital and/or interests, an interest on loan arrears will be generated equivalent to four percent (4%) on the interest rate in effect agreed in the following clause. The resulting interest rate will be applied to the total owed balance and it will be in effect while the payment arrears persist.-------- FIVE:

(INTERESTS): The DEBTOR is bound to make monthly payments to the BANK, during the term of the account or line of credit, meaning, up to the thirty-first
(31st) of October of the year two thousand (2,000), and during the term of the loan that results from the conversion of the referred account or line of credit, an annual interest of LIBOR [calculated at three (3) months], plus one point seventy-five percent (1.75%) on the owed balance, up to the cancellation of the loan, adjustable from time to time at the option of the BANK, payable monthly on the twenty-fifth (25th) of each month, by means of a debit from its current account made by the BANK and for which it is duly authorized by the DEBTOR.------- The interests will be calculated at an annual rate on the owed daily balance, by the exact number of natural days that have elapsed on the basis of one year of three hundred and sixty (360) days..- ------------ For the effects of this clause the LIBOR (LONDON INTERBANK OFFERING RATE) Rate is defined as the interest rate quoted by The Chase Manhattan Bank for the supply of Dollars in the exchange market. The LIBOR rate will be determined two (2) working days before the first day of the interest period. This date will be effective on the first day of the interest period.----SIX: (COMPENSATION): The DEBTOR, authorizes the BANK to debit any sum that under any qualification it maintains or receives in the BANK, with the purpose of compensating the sums that are necessary for the redemption of capital, interests, F.E.C.I. tax surcharge or of any other concept contracted by means of this public document, without giving previous notice to the DEBTOR.---- SEVEN: (ASSIGNMENT OF CREDIT):
The DEBTOR agrees that the BANK may transfer at any moment, to any natural person or legal entity, all or part, of the credits and other rights and obligations of the BANK consigned in this public document, without the BANK having to give any type of previous notice to the DEBTOR and without the BANK having to require nor receive any approval from the DEBTOR. The DEBTOR authorizes the BANK to provide to any third party, all the information that the BANK deems necessary to facilitate the mentioned transfer, the DEBTOR expressly exonerating the BANK from any consequence resulting from the exercise that the BANK makes of the right referred to in this clause.-------------EIGHT (FINANCIAL COMMITMENTS): The DEBTOR is bound to the BANK, during the term of the loan and while the DEBTOR maintains debts with the BANK, that its financial statements consolidated with its others related corporations, including PRICE COSTCO DE PANAMA, S.A. will credit and reflect the following financial conditions: One (1): Coverage for Debt Service or "Debt Service Coverage Covenant" (EBITDA/Debt Service) of a minimum of one point forty (1.490) during the term of the loan. EBITDA is defined as the Net Income, plus interests, income tax, depreciation and amortization. Debt Service, is the payment of the total sum owed corresponding to capital, plus interests. The relation of the Debt Service Coverage will be calculated for the fiscal period that has ended.----- Two (2): Leverage Covenant (Total Liabilities/Tangible Net Worth of a maximum of two point zero zero (2.00) during the term of the loan. Tangible Net Worth, is the net worth, minus intangible assets (ex: betterment of real estate, loans to employees, loans to shareholders). Net Worth, are the Total Assets minus Total Liabilities. The relation of the Leverage Covenant will be calculated for the ending fiscal year. Three (3): The shareholders will make a contribution or furnish capital for a sum of no less than Two Million Two Hundred and Twelve Thousand Dollars (US$2,212,000.00) legal currency of the United States of America, to partially finance the new store leased to Price Costco de Panama, S.A., in the City of David, Province of Chiriqui, Republic of Panama. The contribution or provision of capital will be used, first, in the project, followed by the debits o withdrawals from the credit facility. Four (4): For the construction of the new store in El Dorado, in the City of Panama, Republic of Panama, Price Costco de Panama, S.A. will contribute or provide the sum of Two Million Dollars (US$2,000,000.00), legal currency of the United States of America originating from its own cash flow, with the purpose of paying the betterments for the store, and/or to pay the costs of the technical parts (permanent betterments for the structure of the building). Five (5):give financial statements that have not been audited in a quarterly manner, within sixty (60) days after the date of the closing of each quarter and financial statements consolidated annually, audited, which it should deliver within ninety (90) days after the date of the closing of the fiscal period. Six (6): No Material Adverse Effect may take place in the accounting and consolidated situation of the DEBTOR and price Costco de Panama, S.A. Seven (7):
No changes may take place in the share majority existing at the moment of granting this loan, of the DEBTOR, as well as in Price Costco de Panama, S.A. or in the control of the mentioned corporations without previous and express consent of the BANK, if upon its criteria, such changes can affect the rights of the BANK with respect to the loan or mortgage security; Place the loan at risk or produce a Material Adverse Effect with respect to the loan or of the conditions by which the same was granted to the DEBTOR. Eight (8): Nor the DEBTOR, nor Price Costco de Panama, S.A. may incur in additional debts besides those which the DEBTOR has reported to the BANK, without its previous consent, if upon the criteria of the BANK those changes affect the rights of the BANK with respect to the loan or the mortgage security; place the loan at risk or produce a Material Adverse Effect with respect to the loan or the conditions under which the same was granted to the DEBTOR. Nine (9) The value of the assets given as security of this loan should cover and secure the total amount of the loan, according to recent assessment.- ------In addition to the above, the DEBTOR is bound to give the BANK, within thirty (30) days after the date of finalizing the construction of the store in David, Province of Chiriqui, an appraisal made by a company of independent Appraisers and acceptable to the BANK. In addition to the above, the DEBTOR is bound to grant First Mortgage and Antichresis in favor of the BANK on the land that the DEBTOR is in the process of acquiring in the City of David, Province of Chiriqui, as soon as it acquires the property of the same.----------------------------III. GRANTING THE FIRST MORTGAGE AND ANTICHRESIS.------------------LIMITATION TO THE OWNERSHIP RIGHT ----------------------------------NINE: (GRANTING THE SECURITY) The DEBTOR
declares that to secure the payment of the ELEVEN MILLION THREE HUNDRED THOUSAND DOLLARS (us$11,300,000.00), legal currency of the United States of America that the BANK made available to the DEBTOR, its interests. costs for collection, be they leal or out of court and of any other type that may arise; as well as to secure the faithful compliance of all and each one of the obligations that are acquired by this means by the DEBTOR and during the time that any one of them subsists, IT

GRANTS in favor of the BANK and up to the sum of ELEVEN MILLION TRHREE HUNDRED THOUSAND DOLLARS (us$11,300,000.00), LEGAL CURRENCY OF THE United States of America, First Mortgage and Antichresis on the forty-two (42) Farms that are described below: 1) forty one thousand fifty-four (41,054); 2) forty-one thousand fifty-five (41,055); 3) forty-one thousand fifty-six (41,056); 4) forty-one thousand fifty-seven (41,057); 5) forty-one thousand fifty-eight (41,058); 6) forty-one thousand fifty-nine (41,059); 7) forty-one thousand and sixty (41,060); 8) forty-one thousand and sixty-one (41,061); 9) forty-one thousand and sixty-two (41,062); 10) forty-one thousand and sixty-three (41,063); 11) forty-one thousand and sixty-four (41,064); 12) forty-one thousand and sixty-five (41,065); 13) forty-one thousand and sixty-six (41,066); 14) forty-one thousand and sixty-seven (41,067); 15) forty-one thousand and sixty-eight (41,068); 16) forty-one thousand and sixty-nine (41,069); 17) forty-one thousand and seventy (41,070); 18) forty-one thousand and seventy-one (41,071); 19) forty-one thousand and seventy-two (41,072); 20) forty-one thousand and seventy-three (41,073); 21) forty-one thousand and seventy-four (41,074); 22) forty-one thousand and seventy-five (41,075); 23) forty-one thousand and seventy-six (41,076); 24) forty-one thousand and seventy-seven (41,077); 25) forty-one thousand and seventy-eight (41,078); 26) forty-one thousand and seventy-nine (41,079); 27) forty-one thousand and eighty (41,080);
28) forty-one thousand and eighty-one (41,081); 29) forty-one thousand and eighty-two (41,082); 30) forty-one thousand and eighty-three (41,083); 31) forty-one thousand and eighty-four (41,084); 32) forty-one thousand and eighty-five (41,085); 33) forty-one thousand and eighty-six (41,086); 34) forty-one thousand and eighty-seven (41,087); 35) forty-one thousand and eighty-eight (41,088); 36) forty-one thousand and eight-nine (41,089); 37) forty-one thousand and ninety (41,090); 38) forty-one thousand and ninety-one (41,091); 39) forty-one thousand and ninety-two (41,092); 40) forty-one thousand and ninety-three (41,093); 41) forty-one thousand and ninety-four (41,094); 42) forty-one thousand and ninety-five (41,095); All inscribed in Roll six thousand and one (6001),Document one (1), Entry one (1) of the Section for Horizontal Property, Province of Panama of the Public Registry.- ------------- TEN: (EXERCISE OF THE ANTICHRESIS): The BANK may, when it deems convenient exercise it right as antichresis creditor, taking possession of the mortgaged farms for their administration, giving notice to the DEBTOR and without the need of process nor proceedings before the authorities.---------In case that the mortgage execution is established, the BANK will continue with the right to exercise the antichresis in a discretional manner and take over the administration of the farms granted in antichresis taking possession of the same, while the execution sale is verified.------------ It is agreed that the BANK or the person it designates to manage the assessed farms will execute all the rights that are derived in favor of the DEBTOR as owner of the mortgaged farms, without the need for rendering account for the mentioned management, as the DEBTOR by this means expressly releases him from the mentioned obligations.-------- For these effects, the BANK and DEBTOR agree that, according to that provided in article one thousand six hundred and twenty-three (1623), of the Civil Code, if the BANK were to execute its rights as antichresis creditor, will not be bound to respond personally for the expenses caused by the management, maintenance and conservation of the mortgaged rights, nor for the insurance premiums against any type of risks or for taxes or rates that fall on the mentioned assets.-------- The BANK and DEBTOR also agree that in this assumption, the expenses referring to the farms and that are caused in the execution of the antichresis right, will be covered by the incomes or fruits produced by the farm granted in first mortgage and antichresis, in the first place and the excess will be applied to the payment of the interests and to the amortization of the capital, in that order, according to the obligations contracted by the DEBTOR in this public document.---------- if the fruit r incomes that are produced by the mortgaged farms are not sufficient to cover its expenses and the obligations contracted by the DEBTOR, the BANK may proceed by legal means for the collection of its credit. This faculty is understood without prejudice of the ones that the BANK possesses by virtue of the assumptions contemplated in the clause corresponding to the anticipated expiration of the obligations.-----------------

ELEVEN: (INSURANCE): The DEBTOR is bound to maintain during the term of this agreement, the assessed farms, as well as the betterments constructed on them, insured against fire, with endorsement for extension of coverage and direct damages caused by earthquake, and they will transfer or assign to the BANK the right to receive the indemnification, that, the insurance company should pay in case of damage and to that effect will immediately endorse and give the BANK the respective insurance policy or policies, as well as the corresponding renewals.-------- This insurance will always be for the sum of no less that EIGHTY PERCENT (80%) of the value of the betterments constructed on the mortgaged farms.------------ The BANK reserves the right to renew the insurance policy once it expires, canceling the amount of the premium if the DEBTOR does not cover the same; if this happens, the DEBTOR should pay the BANK upon request, the value of the premium or premiums and the interests corresponding to the sum disbursed by the BANK, at the rate that was then applied to this debt, whereby the BANK, if it so decides, capitalize the value of the premiums, whereby they are also secured with the liens that are established in favor of the BANK, the sums disbursed by the BANK in virtue of that provided in this clause.----- If the DEBTOR does not comply with the obligations contracted in this document, the BANK may, at any moment, by means of a written notice to the DEBTOR, immediately declare payable and callable the total of the owed sums and all the accumulated interest and not paid on the same.--------- TWELVE:
(INSPECTIONS): The BANK reserves the right to make reasonable inspections of the mortgaged farms, at any moment, with previous notice to the DEBTOR, during the schedule for attention to the public on the part of Price Costco de Panama, S.A., to establish whether with those farms there is sufficient assurance for the obligations contracted by the DEBTOR in this public document, and the DEBTOR is bound to bear the expenses of the inspection, if this takes place.------
THIRTEEN: (LIMITATIONS TO THE RIGHT OF OWNERSHIP): The DEBTOR is bound not to encumber, nor sell, nor in any other way transfer, in total or in part, the mortgaged farms without previous consent from the BANK, granted in the same document where the corresponding operation is made.------- These prohibitions establish, upon express agreement of the parties, a limitation of the ownership of the mortgaged farms in this public document and the parties request from the Public Registry, the special entry of the corresponding marginal observations, as only with the express consent from the BANK, the DEBTOR can transfer, assign or in any other manner sell Farms number : 1) forty one thousand fifty-four (41,054); 2) forty-one thousand fifty-five (41,055); 3) forty-one thousand fifty-six (41,056); 4) forty-one thousand fifty-seven (41,057); 5) forty-one thousand fifty-eight (41,058); 6) forty-one thousand fifty-nine (41,059); 7) forty-one thousand and sixty (41,060); 8) forty-one thousand and sixty-one (41,061); 9) forty-one thousand and sixty-two (41,062);
10) forty-one thousand and sixty-three (41,063); 11) forty-one thousand and sixty-four (41,064); 12) forty-one thousand and sixty-five (41,065); 13) forty-one thousand and sixty-six (41,066); 14) forty-one thousand and sixty-seven (41,067); 15) forty-one thousand and sixty-eight (41,068); 16) forty-one thousand and sixty-nine (41,069); 17) forty-one thousand and seventy (41,070); 18) forty-one thousand and seventy-one (41,071); 19) forty-one thousand and seventy-two (41,072); 20) forty-one thousand and seventy-three (41,073); 21) forty-one thousand and seventy-four (41,074); 22) forty-one thousand and seventy-five (41,075); 23) forty-one thousand and seventy-six (41,076); 24) forty-one thousand and seventy-seven (41,077); 25) forty-one thousand and seventy-eight (41,078); 26) forty-one thousand and seventy-nine (41,079); 27) forty-one thousand and eighty (41,080); 28) forty-one thousand and eighty-one (41,081); 29) forty-one thousand and eighty-two (41,082); 30) forty-one thousand and eighty-three (41,083); 31) forty-one thousand and eighty-four (41,084); 32) forty-one thousand and eighty-five (41,085); 33) forty-one thousand and eighty-six (41,086); 34) forty-one thousand and eighty-seven (41,087); 35) forty-one thousand and eighty-eight (41,088); 36) forty-one thousand and eight-nine (41,089); 37) forty-one thousand and ninety (41,090); 38) forty-one thousand and ninety-one (41,091); 39) forty-one thousand and ninety-two (41,092); 40) forty-one thousand and ninety-three (41,093); 41) forty-one thousand and ninety-four (41,094); 42) forty-one thousand and ninety-five (41,095); described in this public document.--------FOURTEEN:

(FINANCIAL REPORTS): The DEBTOR is bound to present to the BANK an annual report on the financial situation and on the condition of each one of the businesses to which it holds title o to which it is copartner as long as it owes a sum to the BANK for reasons of this loan.------- These reports should be presented within ninety (90) calendar day after the closing of the fiscal year of the DEBTOR.----------- FIFTEEN: (ANTICIPATED EXPIRATION): The DEBTOR also agrees, that the BANK may consider the total debt as that of expired term and proceed by legal means in the following cases:------ONE (1): If the farms that the DEBTOR grants the BANK in first mortgage and antichresis were seized, attached, or if suspension is entered, marginal or claim in the Public Registry on them or if in any other form they require action of the law.------TWO (2): In case the DEBTOR is dissolved as a corporation or if there is a transfer of its assets or if it declares bankruptcy or creditors' meetings, upon request of any of them or third parties; ---------- THREE (3): If the DEBTOR does not present the BANK at the moment it required, the certification that the farms are at peace and free of the property tax, or any other national or municipal tax, rate or contribution, in relation to the mortgaged farms, or that the DEBTOR is at peace and free with any other taxes, rates or contributions, that in the future fall on those farms, on assets of the DEBTOR, or on it in whether direct of personal.-----FOUR (4):
If the DEBTOR were in arrears of its obligations with the Fund for Social Security and for these effects the BANK may also require at any moment, the certification of peace and release with that official institution.-------- FIVE
(5): If the farms that the DEBTOR grants in first mortgage and antichresis suffer depreciation, loss of condition or deterioration to such a degree, that upon opinion of the BANK does not satisfactorily cover these obligations, with the exception if the DEBTOR offers another assurance that satisfies the BANK.--------- SIX (6): If the DEBTOR is sequestered or if liens are attached on its businesses or on any other assets (real estate or goods and chattels).-------------- SEVEN (7): If the DEBTOR does not comply with the payments established in this agreement in concept of capital and interests.-------- EIGHT (8): If the result of the inspection referred to in clause

Twelve of this public document, determines that the mortgages farms are not in good conditions to assure the obligations contracted by the DEBTOR.--------------- NINE (9): If the DEBTOR does not comply with one of the obligations that it contracts in one of the clauses of this public document.------- TEN (10): If the DEBTOR performs a action to sell, encumber or assign the farms that are granted as assurance without the express consent from the BANK.------- ELEVEN (11): If the DEBTOR does not establish in favor of the BANK first mortgage and antichresis on the land in the City of David, province of Chiriqui, as soon as it acquires the ownership of the same.-------SIXTEEN:
(WAIVER OF DOMICILE AND OF PROCEEDINGS): The DEBTOR waives its domicile and the proceedings of the executive process in the case that the BANK has the need of resorting to the courts of justice and in the case of an auction, this will be made based on the sum or which the respective request of legal sale made to the courts.-------------- SIXTEEN: (EXPENSES AND LEGAL FEES): The DEBTOR is bound to bear the expenses for the notary of this document, for the registration of the mortgage and antichresis encumbrance established in favor of the BANK and for the cancellation of the mentioned liens in favor of the BANK, when the appropriate moment presents itself for this, as well as the fee for the attorney for writing and signing the minutes regarding this agreement.------EIGHTEEN:
(CERTIFICATION): In all the cases where according to this agreement the BANK may declare the anticipated expiration of the DEBTOR'S obligation and to proceed with the collection of the amount owed, the DEBTOR waives any previous requirement and for the effects to issue execution against the DEBTOR the noncompliance of the obligation in which the DEBTOR incurred is assumed true, reason why he obligation of paying the total amount of what is owed will be taken as true and of matured term.----- Equally, whether it is about the natural maturity of the term for the obligation or for the anticipated expiration, the owed sum that results from the BANK books against the DEBTOR will be taken as liquid, according to certificate issued by the BANK, certificate that will make certify the owed balance.-------------- NINETEENTH: (ASSIGNMENT OF CREDIT): The BANK may assign the mortgage and antichresis credit consigned in this public document, as well as its securities, at any moment, without needing to warning or notifying the DEBTOR.----------------------------------------------------------- Present in
this condition is Mr. HOMERO EDUARDO VELASQUEZ DORAN, of particulars known in this document, acting in the name and representation of THE CHASE MANHATTAN BANK, he declared that he accepts the obligations contracted by the DEBTOR, that is, PB REAL ESTATE, S.A., in the manner convened in the agreement included in this document, as well as the mortgage and antichresis attachments established in his favor.--------------------------------------

I advised the parties in attendance that one copy of this public document should be presented to the Public Registry for its due inscription, and the same was read for them, in the presence of the instrumental witnesses, ANALIDA de DE LA CRUZ, with personal identification card number eight-one hundred and sevent-seven-seven (8-177-7) and ANABEL ARCIA, with personal identification card number two-ninety-seven-two thousand and twenty-three (2-97-2023), both of legal age, from the vicinity of this city, persons whom I know and have the capacity for the duty, found it acceptable, they all gave their approval and signed it for certification, before me the Notary who certifies this document.----------------- The subscribed Notary certifies that he has seen the certificates of peace and release numbers: 321929; 321930; 321931; 321932; 321933; 321934; 321935; 321936; 321938; 321977; 321939; 321941; 321945; 321948;
321950; 321953; 321954; 321956; 321957; 321960; 321961; 321963; 321967; 321968;
321937; 321940; 321942; 321943; 321944; 321946; 321947; 321951; 321952; 321955;
321958; 321959; 321962; 321964; 321965; 321966; 323311; and 323161, all in
effect until December 31, 1999, issued by the Revenue Department, that correspond to Farms 1)) 41,054; 2) 41,055; 3) 41,056; 4) 41,057; 5) 41,058; 6)
41,059; 7) 41,060; 8) 41,061; 9) 41,062; 10) 41;063; 11) 41,064; 12) 41,065; 13)
41,066; 14) 41,067; 15) 41,068; 16) 41,069; 17) 41,070; 18) 41,071; 19) 41,072;
20) 41,073; 21) 41,074; 22) 41,075: 23) 41,076; 24; 41,077; 25) 41,078; 26)
41,079; 27) 41,080; 28) 41,081; 29) 41,082; 30) 41,083; 31) 41, 084; 32) 41,085;
33) 41,086; 34) 41,087; 35) 41,088; 36) 41,089; 37) 41,090; 38) 41,091; 39)

41,092; 40) 41,093; 41) 41,094 AND 41) 41,095 respectively, referred to in this public
document.-----------------------------------------------------------------------
THE SUBSCRIBED NOTARY CERTIFIES THAT THIS DOCUMENT HAS BEEN WRITTEN AND DRAWN UP BASED ON THE MINUTES SIGNED BY ATTORNEYS FABREGA, BARSALLO, MOLINO AND MULINO.-----------------------This document in the protocol for this year bears number of order TWELVE THOUSAND ONE HUNDRED AND FORTY-SIX--------------------------------------------
------------------------------------------(12146)-------------------------------
(Signatures.) JESUS ERNESTO GRIJALVA------------RAFAEL ERNESTO BARCENAS PEREZ---------- HOMERO EDUARDO VELASQUEZ DORAN---------ANALIDA de DE LA CRUZ----------ANABEL ARCIA----------PLINIO FRANCISCO VALDEZ, Twenty-second Notary Public for the Circuit.-------------------------------------------------

================================================================================

POWER GRANTED TO ERNESTO GRIJALVA TO SUBSCRIBE THE DOCUMENT OF POWER OF ATTORNEY-------- I, Kurt A. May, Chief Executive for Operations for PriceSmart, In., by this means, I designate Jesus Ernesto Grijalva, male, of legal age, married, attorney, citizen of the United States of America, with North American passport No. 37002689, as legal representative for PRICESMART, INC. to make an appearance before a Notary Public in the Republic of Pana representing this corporation to grant the corresponding public document by which PRICESMART, INC. cancels and releases from any First Mortgage and Antichresis that PB REAL ESTATE, S.A. corporation granted in favor of the mentioned company on the farms according the evidence in public document No. 7541, of September 24, 1998, granted in the Twentieth Notary of the Circuit of Panama, by which PRICESMART, INC. granted a loan to PB REAL ESTATE, S.A.---------(Signature) Signature not legible--- Kurt A. May_--Chief Executive for Operations--PriceSmart, Inc.----- State of California, San Diego County----On November 22, 1999, before me, Evelisee Hernandez, Notary Public, personally appeared before me Kurt A. may, known by me as the person in whose name the previous instrument is subscribed and acknowledges before me that he executed the same having the authorized faculty and that with his signature in such an instrument the person or entity in whose name he has acted, he executed and granted the instrument.-----I set my signature and seal (signed). Signature not legible.---Two rubber seals appear printed and not legible.---SAN DIEGO COUNTY---GREGORY J. SMITH-----ADVISOR/RECORDER/COURT CLERK FOR THE COUNTY-----Internet:http//www.co.san-diego.ca.us.------- on both sides of the page, in the Printed on both sides of the page, on the right side and left side are to cold printed seals. Under the seal that appears on the upper left margin appears the following legend: Office of the Advisor----1600 Pacific Highway, RM. 103---San Diego, CA 92101-2480---(619) 236-3771---Fax (619)
557-4056-----On the lower part of the seal that appears on the upper right margin appears the following legend: Recorder/Office of the Secretary for the County----1600 Pacific Highway, R; 260---P.O. Box 121750, San Diego, CA 92112-1750, (619) 237-9592---Fax (619) 557-4155-----I, GREGORY J. SMITH,
Advisor/Recorder/ Secretary for the County of San Diego, State of California, by law having a Seal, by this means I certify that: EVELISSE HERNANDEZ whose name appears subscribed in the affidavit or Certificate of Proof or Acknowledgement of the attached instrument and in the writ, was at the moment of taking the sworn statement, or Proof or Acknowledgement, a Notary Public and in and for that County, duly commissioned and sworn and duly authorized by the laws of that State to take the same and administrate sworn declarations and to take the Acknowledgements and Proofs of writs or testimonies and other instruments in writing to be recorded in this State. I am familiar with the manuscript of the mentioned Notary Public and I consider that the signature of the mentioned sworn statement or Certificate of Evidence of Acknowledgement is genuine. Y, additionally certify that under the laws of the State of California the mentioned sworn declaration or Certificate of Evidence is required to be sealed, but the impression of the mentioned seal is not required by the laws of the State of California for presentation in my office, nor in any other place.-------------A seal appears printed in the lower left margin an is not legible----------Dated December

8, 1999, Witnessed by hand.----(signed) Signature not legible.------ GREGORY J. SMITH, Advisor for the County/Recorder/Secretary.-------Certificate of Evidence by the Notary.--------The above is a true translation into the Spanish language of the document presented before me in the English language. (Signed) Signature not legible.------An ink rubber seal appears, rectangular with the following content: Alvaro Aguilar Alfu----Resolution No. 60, June 9, 1989----Identification Card 8-266-901.-------------------------- Adhered on the
reverse side of the page appears a certification with the following characteristics. On the upper left margin appears a rubber seal in circular form that reads "Consulate of Panama, San Diego, Calif. EE.UU. An in the center is the coat-of-arms of the Republic of Panama. The coat-of arms of the Republic of Panama and under this is the following legend: REPUBLIC OF PANAMA, SECRETARY OF FOREIGN RELATIONS------ CERTIFICATE AND AUTHENTICATION-----official Receipt 21223-D-----Fee 60------Charges B/10.00, No. 245879-----From the left side appears the following text: The subscribed Carolina T. De Mouritzen, Consul of Panama in San Diego, California----CERTIFIES: that the signature that appears in the attached document that reads G.J. Smith is authentic and corresponds to the one that he is accustomed to using on the documents that he authorizes in the capacity as Advisor/Recorder/Secretary for the County of San Diego, State of California, United States of America.- Issued in the City of San Diego, California, on December 10, 1999.-----(signed) Signature not legible. On the side appears a rubber stamp, with a circular shape that reads: CONSULATE OF PANAMA----SAN DIEGO, CALIF. EE.UU. An in the center the coat-of-arms of the Republic of
Panama.-------------------------------------------------------------------------

================================================================================

CERTIFICATION THAT CREDITS THE LEGAL EXISTENCE OF PRICESMART, INC.--State of Delaware----Office of the Secretary of State--------I, EDGARD J. FREEL, Secretary of State for the State of Delaware, hereby certify that "PRICESMAR, INC." is duly incorporated under the laws of the State of Delaware and it is up to date in the payment of its obligations and it has legal existence, according to that indicated by the records of this office, up to the fourteenth day of December, A.D. 1999.------24427225----8300---------991533791------(signed)
Signature is not legible-------Edward J. Freel, Secretary of State----------- A seal that is not legible appears adhered to the left hand side of the signature.------------Authentication: 0139990-----Date: 12-14-99.---------------

================================================================================

APOSTILLE---------------(The Hague Convention of October 5,
1961)----------------- 1.- Country: United States of America - This public document:------------------------ 2. has been signed by Edward J. Freel------------------------------------------------------ 3. acting in his condition as Secretary of the State of Delaware--------------------- 4. he holds the seal/stamp of the Office of the Secretary for the State-------------- 5. CERTIFIED--------------------------------------------In Dover,
Delaware---------------- 6. On the fourteenth day of December A.D. of 1999------------------------------------- 7. By the Secretary for the State of
Delaware, Department of State----------------- 8. Number 0121002----------------
9. Seal/Stamp: A round seal appears------------- 10. Signature: Not legible Secretary of State------------------------------------------------ (Signed)
Signature not legible-----Secretary of
State.------------------------------------- The above is a true translation into the Spanish language of the document presented before me in the English language. (Signed) Signature not legible----An ink rubber stamp appears, rectangular with the following content: Alvaro Aguilar Alfu----Resolution No. 60 of June 9, 1989---Identification Card 8-266-901.----------------------------------------------------------------------

================================================================================

MINUTES OF THE BOARD OF DIRECTORS OF PB REAL ESTATE, S.A. CORPORATION.------------------------------ In the City of Panama, on the 12th day of the month of november of 1999, a meeting was held for the board of Directors for PB REAL ESTATE, S.A., with previous summons.--------------- Present and/or represented in that meeting were most of the Directors, namely; For the directors that represent the class A shares: Gilbert Partida, Robert Gans, Kevin C. Breen and Robert Price, the last three are directors, represented by means of power of attorney granted to Gilbert Partida. For the directors who represent the class B shares: Rafael Barcenas, Carlos Nandwani and Morris Harari, the two last ones, by means of power granted to Rafael Barcenas.----------------------------------- The meeting was chaired, by he President of the Corporation Gilbert Partida and acting as Secretary, the title holder of the commission Rafael Barcenas.------------once the meeting was initiated, the President manifested that the object of the meeting was to consider the contracting financing with the banking entity denominated THE CHASE MANHATTAN BANK.------------------------ Upon duly presented and upheld motion, the following Resolution was approved:
--------One: Approve, as in effect it is approved, the formalization of a loan agreement with THE CHASE MANHATTAN BANK, for a sum up to Eleven Million Three hundred Thousand Dollars (US$11,300,000.00) to be used in the following manner:
a) To cancel the balance owed by PRICESMART, INC., of the loan agreement subscribed between both; b) The sum of Three Milllion Dollars (US$3,000,000.00) will be used for the construction of betterments in the store constructed in the area of El Dorado, in the City of Panama and the sum of Three Million Seven Hundred and Twenty-five Thousand Dollars (US$3,725,000.00) for the acquisition of land in the City of David, Province of Chiriqui and the construction of its betterments, consisting of another store.------ Two: Approved, as in effect it is approved, the establishment of First Mortgage and Antichresis in favor of THE CHASE MANHATTAN BANK, for a sum up to ELEVEN MILLION THRIEE HUNDRED THOUSAND DOLLARS (us$11,300,000.00) on the farms that are identified below and that constitute the store located in Centro Comercial Los Pueblos, S.A.; 1) 1) forty one thousand fifty-four (41,054); 2) forty-one thousand fifty-five (41,055); 3) forty-one thousand fifty-six (41,056); 4) forty-one thousand fifty-seven (41,057); 5) forty-one thousand fifty-eight (41,058); 6) forty-one thousand fifty-nine (41,059); 7) forty-one thousand and sixty (41,060); 8) forty-one thousand and sixty-one (41,061); 9) forty-one thousand and sixty-two (41,062);
10) forty-one thousand and sixty-three (41,063); 11) forty-one thousand and sixty-four (41,064); 12) forty-one thousand and sixty-five (41,065); 13) forty-one thousand and sixty-six (41,066); 14) forty-one thousand and sixty-seven (41,067); 15) forty-one thousand and sixty-eight (41,068); 16) forty-one thousand and sixty-nine (41,069); 17) forty-one thousand and seventy (41,070); 18) forty-one thousand and seventy-one (41,071); 19) forty-one thousand and seventy-two (41,072); 20) forty-one thousand and seventy-three (41,073); 21) forty-one thousand and seventy-four (41,074); 22) forty-one thousand and seventy-five (41,075); 23) forty-one thousand and seventy-six (41,076); 24) forty-one thousand and seventy-seven (41,077); 25) forty-one thousand and seventy-eight (41,078); 26) forty-one thousand and seventy-nine (41,079); 27) forty-one thousand and eighty (41,080); 28) forty-one thousand and eighty-one (41,081); 29) forty-one thousand and eighty-two (41,082); 30) forty-one thousand and eighty-three (41,083); 31) forty-one thousand and eighty-four (41,084); 32) forty-one thousand and eighty-five (41,085); 33) forty-one thousand and eighty-six (41,086); 34) forty-one thousand and eighty-seven (41,087); 35) forty-one thousand and eighty-eight (41,088); 36) forty-one thousand and eight-nine (41,089); 37) forty-one thousand and ninety (41,090); 38) forty-one thousand and ninety-one (41,091); 39) forty-one thousand and ninety-two (41,092); 40) forty-one thousand and ninety-three (41,093); 41) forty-one thousand and ninety-four (41,094); 42) forty-one thousand and ninety-five (41,095); All inscribed in Roll six thousand and one (6001),Document one (1), Entry one (1) of the Section for Horizontal Property, Province of Panama of the Public Registry.- ------------- Three: Authorize, as in effect it has been authorized, RAFAEL BARCENAS, bearer of personal Identification Card No. 8-128-354, so that in the name and in representation of the Corporation subscribe with THE CHASE MANHATTAN BANK the respective loan document and establish the referred mortgage and antichretic security, in the terms and conditions that are agreed with the cited Bank.---- Not having anything further to deal with, the meeting was closed.----------(signed) Gilberto Partida------- President---------(signed) Rafael Barcenas--------Secretary.--------------------
This copy that I issue is consistent with its original, I seal and sign in the City of Panama, Republic of Panama, on the twentieth (20th) day of the month of december of nineteen hundred and ninety-nine
(1999).-------------------------------------------------------------------------
                         Signature: Plinio F. Valdez F.

RUBBER STAMP OF THE OFFICE FOR PUBLIC REGISTRATION- PANAMA
(Not legible)                  Signature: Not legible.